SIGNIFICANT TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Significant Transactions [Abstract]
SIGNIFICANT TRANSACTIONS	SIGNIFICANT TRANSACTIONS
SIGNIFICANT TRANSACTIONS IN 2025
NASDAQ listing of Kyivstar Group via de-SPAC transaction
As disclosed in Note 1, on August 14, 2025, Cohen Circle (or SPAC), merged with a subsidiary of the Company, with Cohen Circle surviving the merger. As part of this transaction, Kyivstar Group effectively acquired SPAC’s net assets of approximately US$162 (consisting of US$178 in cash and liabilities of US$16 in accrued transaction costs), in exchange for Kyivstar Group common shares, vesting securities and warrants. As a result of the transaction, Kyivstar Group recognized a listing expense calculated as the excess of the consideration transferred above the net assets of Cohen Circle. The listing expense of US$162 was recognized in accordance with IFRS 2 and calculated based on the total fair value of equity issued of US$324, net of the SPAC's net assets acquired of US$162. As a result, VEON’s interest in Kyivstar Group decreased from 100% to 89.6% and the Group recognized a non-controlling interest, measured utilizing a proportionate interest method, of US$356 adjusted by a re-attributed portion of accumulated currency translation loss related to the non-controlling interest of US$215. The Group also incurred US$30 of transaction costs that were deducted from the net proceeds from the transaction.
The following table provides a summary of the proceeds raised net of transaction costs incurred in relation to the transaction:

Amount
SPAC cash balance	178
SPAC accrued transaction costs	(16)
SPAC cash net of transaction costs	162
Transaction costs incurred by VEON	(30)
Net proceeds from the transaction	132
The following table provides a summary of the fair value of consideration and the calculation of the listing expense as of the transaction date:

USD in millions, except share/warrant and per share/warrant data	Per share/warrant value	Shares / Warrants	Fair Value
Ordinary shares	$12.70	22,597,245	287
Vesting securities - Tranche 1	$8.70	661,919	6
Vesting securities - Tranche 2	$8.10	661,919	5
Warrants fair value (Note 18)	$3.35	7,666,629	26
Fair value of consideration			324
Cohen Circle Net Assets Acquired			162
Excess of fair value of consideration over Cohen Circle’s net assets (IFRS 2 Charge for listing service)			162
The Group issued 7,666,629 warrants in exchange for each of the 7,666,629 issued and outstanding Cohen Circle warrants that were automatically surrendered at the closing date of the transaction. These warrants have been determined to be derivative instruments that will or might be settled other than by the exchange of a fixed amount of cash for a fixed number of own equity instruments, they meet the definition of financial liabilities. The Group has determined that the warrants should be classified as derivative financial liabilities under IFRS and measured at fair value with changes in fair value recognized in the income statement (refer to Note 18—Investments, debts and derivatives for further details).
The vesting securities represent a potential contingent payment arrangement which is considered a share-based payment under IFRS 2. The vesting is based on a market condition, linked to Kyivstar Group's share price. There is no service condition attached to the vesting of the shares. As a result, this condition is considered to be a non-vesting condition rather than a market condition. The non-vesting condition was taken into account when estimating the grant date fair value of the vesting shares issued. The IFRS 2 fair value of the vesting securities was calculated and included in the determination of the listing expense recognized in the income statement. As the vesting securities are classified as an equity-settled share-based payment, there is no subsequent remeasurement of these securities.
The Company utilized a Monte Carlo simulation model to determine the fair value of the vesting securities. The use of the Monte Carlo simulation model required the Company to make estimates and assumptions, such as expected volatility, expected term and risk-free interest rate which were based on the best information available to management at the time of closing.
VEON sale of Beeline Kyrgyzstan
On August 1, 2025, a share purchase agreement was signed between Menacrest AG and Open Joint Stock Company Eldik Bank (“Eldik Bank”) for the sale of Beeline Kyrgyzstan operations. On August 13, 2025, VEON announced that it had completed the sale of Sky Mobile LLC, operating under the Beeline brand in Kyrgyzstan, to Eldik Bank. The transaction was completed following receipt of all necessary regulatory approvals.
The following table shows the results for the Beeline Kyrgyzstan transaction that are accounted for in these financials as of December 31:

2025
Sale consideration	45
Carrying amount of net assets at disposal *	(43)
Gain on sale before reclassification of foreign currency translation reserve	2
Reclassification of foreign currency translation reserve	(99)
Loss on disposal	(97)
* Net assets include US$5 relating to cash and cash equivalents at disposal.
The following table shows the assets and liabilities disposed on August 13, 2025 relating to Beeline Kyrgyzstan operations as of:

August 13, 2025
Non-current assets
Property and equipment	39
Intangible assets	10
Deferred tax assets	3
Current assets
Inventories	1
Trade and other receivables	15
Other current assets	12
Total assets disposed	80

Non-current liabilities
Debt and derivatives	7
Current liabilities
Trade and other payables	22
Other non-financial liabilities	8
Total liabilities disposed	37
Sale of Med Cable Limited
On March 31, 2025, VEON signed a SPA for the sale of its 100% stake in Med Cable Limited to Algérie Telecom Europe, S.A.U. for a consideration of US$1. Completion of the sale of VEON's stake in Med Cable Limited, which is held by VEON Algeria Holdings B.V. (an indirect subsidiary of the Company), is subject to conditions specified in the SPA. As a result of this anticipated transaction and assessment that control of Med Cable Limited will be transferred, as from the date of the SPA signing, the Company classified Med Cable Limited as held for sale.
Refer to Note 12—Held for sale and discontinued operations of these consolidated financial statements for the details of the assets and liabilities held for sale relating to Med Cable Limited.
Acquisition of Uklon
On March 19, 2025, VEON announced its wholly owned subsidiary Kyivstar had signed an agreement to acquire Uklon group (“Uklon”), a leading Ukrainian ride-hailing and delivery platform. This strategic acquisition marks Kyivstar’s expansion into a new area of digital consumer services in line with VEON’s digital operator strategy. Kyivstar acquired 97% of Uklon shares for a total consideration of US$158 upon the closing of the transaction. The agreement was subject to customary closing conditions and approvals that were obtained on April 2, 2025, the date the acquisition was completed.
The fair values of identifiable assets and liabilities of Uklon at the date of acquisition were:

April 2, 2025
Non-current assets
Intangible assets	58

Current assets
Trade and other receivables	2
Cash and cash equivalents	12

Non-current liabilities
Deferred tax liability	(7)

Current liabilities
Trade and employee related payables	(6)
Other current liabilities	(10)

Fair value of identifiable net assets	49

Goodwill resulting from acquisition	109

Purchase consideration	158
The following table shows the details of purchase consideration at the acquisition date:

April 2, 2025
Cash paid *	141
Fair value of contingent consideration	16
Put option liability	1
Total purchase consideration	158
* Total cash consideration consisted of US$129 for the acquisition of 97% of Uklon Group’s shares and a US$12 payment to settle employee awards.
The following table shows the details of cash outflow during the year ended December 31, 2025:

December 31, 2025
Cash consideration	153
Less: balances acquired
Cash and cash equivalents	(12)
Net outflow of cash - investing activities	141
Contingent consideration of US$12 recognized as of the acquisition date has been fully paid as of December 31, 2025.
Employees bonuses contingent consideration liability related to the portion attributable to pre-acquisition service, recognized at the acquisition date at fair value, resulted from the replacement of share-based payment rewards with new bonuses liability that is payable upon fulfillment of certain conditions under the SPA. The possible outcomes range from nil to US$4, with management assessing full payment as highly probable.
As part of the agreement, Kyivstar entered into a symmetrical put and call option agreement for the remaining 3% interest in Uklon. The put and call options may be exercised from April 2, 2028 through April 2, 2035. As a result, on the acquisition date, VEON determined that it had a present ownership interest in the remaining 3% interest in Uklon and has accounted for the call and put option as part of the consideration transferred and therefore, no non-controlling interest was recognized. Accordingly, the option has been recorded as a financial liability at the present value of the amounts payable on exercise with subsequent changes recognized in the consolidated income statement.
The fair value of the customer base was determined to be US$32 with an estimated useful life of 10 years. The fair value of the customer base was determined using the multi-period excess earnings. The multi-period excess earnings approach involves forecasting the net earnings expected to be generated by the asset, reducing them by appropriate returns on contributory assets, and then discounting the resulting net cash flows to a present value using an appropriate discount rate.
The fair value of the trademark was determined to be US$18 with an estimated useful life of 10 years. The fair value of the trademark was determined using the relief-from-royalty method under the income approach. This involves forecasting avoided royalties, reducing them by taxes and discounting the resulting net cash flows to a present value using an appropriate discount rate.
The fair value of the developed technology intangible asset was determined to be US$8 with an estimated useful life of 3 years. The fair value of the developed technology was determined using the replacement cost approach. In the replacement cost approach, the fair value of an asset is based on the cost of a market participant to reconstruct a substitute asset of comparable utility, adjusted for any obsolescence.
The fair value of acquired trade and other receivables is US$2, which is very close to the gross contractual amount, as a loss allowance is insignificant.
The significant goodwill recognized from the acquisition of Uklon can be attributed to several factors, including Uklon's strong brand value and established customer relationships, which enhance Kyivstar’s market position. Additionally, the integration of Uklon’s services is expected to create operational synergies, leading to cost savings and improved service offerings. The acquisition also allows for market expansion and increased subscriber growth potential, while Uklon's technological expertise contributes to innovative capabilities. Overall, the goodwill reflects the anticipated future economic benefits arising from these elements. The goodwill will not be deductible for tax purposes.
There were no transactions recognized separately from the acquisition of assets and assumption of liabilities in the business combination.
From the date of acquisition, Uklon contributed US$80 of revenue and US$21 profit before tax to VEON. If the acquisition had taken place at the beginning of the year, the contribution to revenue would have been US$99 and contribution to the profit before tax for VEON would have been US$25. These amounts have been calculated using Uklon’s results and adjusting them for:
•differences in the accounting policies between VEON and Uklon; and
•additional amortization that would have been charged on the assumption that the fair value adjustments to intangible assets had applied from January 1, 2025, together with their consequential tax effects.
Acquisition-related costs of US$0.5 are included in selling, general and administrative expenses in the consolidated income statement, and in operating cash flows in the consolidated statement of cash flows.
The accounting for purchase of Uklon is provisional as the valuation of certain intangible assets, trade and other receivables, current, non-current liabilities and residual goodwill related to this acquisition is not complete. The fair values assigned to tangible and intangible assets acquired and liabilities assumed are preliminary based on management’s estimates and assumptions and may be subject to change as additional information is obtained within the measurement period (not to exceed 12 months from the acquisition date ending April 2, 2026).
During the year ended December 31, 2025, VEON recorded measurement period adjustments related to the acquisition of Uklon to reflect additional information identified after the three-month period ended September 30, 2025. The adjustments include recognition of US$6 of unpaid transaction costs as assumed liabilities and a total decrease of US$1 related to the fair value of the put option liability and deferred tax liability. As a result, the fair value of identifiable net assets decreased from US$54 million to US$49, and goodwill increased from US$104 to US$109. These adjustments were made within the measurement period and reflect facts and circumstances existing at the acquisition date.
VEON sale of its Pakistan tower portfolio to Engro Corp
On December 5, 2024, VEON announced that it is entering into a strategic partnership with Engro Corporation Limited (“Engro Corp”) with respect to the pooling and management of its infrastructure assets, starting in Pakistan. Under the partnership, VEON's infrastructure assets under Deodar (Private) Limited (“Deodar”), a wholly owned subsidiary of VEON, will vest into Engro Corp via a scheme of arrangement upon completion of conditions under the partnership which primarily include receipt of regulatory approvals from relevant Government authorities in Pakistan. VEON will continue to lease Deodar’s extensive infrastructure for the provision of nationwide mobile voice and data services under a long-term partnership agreement.
On April 30, 2025, based on the expected closing conditions of the transaction, management assessed that the sale of Deodar is considered to be highly probable and therefore, the assets and liabilities of Deodar were classified as held for sale. Following the classification as held for sale, the Company did not account for depreciation and amortization expenses of Deodar’s assets.
On June 3, 2025, upon successful completion of the transaction after all regulatory and other approvals were obtained, control over Deodar was assessed to be transferred to Engro Corp. As per the terms of the agreement, total consideration was US$562.5 out of which US$187.5 was paid upfront and remaining was to be paid in US$20 equal monthly installments over the period of 19 months from date of completion. The deferred sale consideration was discounted and recognized at present value resulting in total consideration to be recorded at the date of completion for US$547.5.
PMCL and Engro Corp also entered into a Master Tower Agreement ("MTA") under which VEON leased back the extensive part of the sold Deodar's infrastructure assets for an initial non-cancellable lease term of 12 years. Overall, lease liabilities in the amount of US$633 and, as a result of the sale-and-leaseback arrangements, retained right-of-use assets together with the service component in the amount of US$333 were recognized. The portion of the gain attributable to the retained use of the sold assets, amounting to US$300, will have an impact on profit or loss in later periods by way of lower depreciation of the capitalized right-of-use assets. Furthermore, US$454 of the cumulative amount of the exchange differences gains related to Deodar foreign operations recognized in other comprehensive income was reclassified from equity to consolidated income statement upon disposal and net deferred tax assets of US$109 were recognized in the consolidated statement of financial position. Overall, a gain on sale of subsidiary of US$502 was recognized as disclosed in table below.
The following table shows the results for the Deodar sale transaction that are accounted for in these financials as of December 31:

2025
Sale consideration	548
Carrying amount of net assets at disposal *	(200)
Gain on sale before reclassification of foreign currency translation reserve and sale and lease back implication	348
Right of use assets recognized	333
Lease liabilities recognized	(633)
Reclassification of foreign currency translation reserve	454
Gain on disposal	502

Deferred tax asset, net	109
* Net assets include US$7 relating to cash and cash equivalents at disposal.
The following table shows the assets and liabilities disposed on June 3, 2025 relating to Deodar operations as of:

June 3, 2025
Non-current assets
Property and equipment	92
Goodwill	58
Deferred tax assets	65
Other non-current assets	1
Current assets
Trade and other receivables	357
Other current assets	65
Total assets disposed	638

Non-current liabilities
Debt and derivatives	27
Other non-current liabilities	9
Current liabilities
Trade and other payables	388
Debt and derivatives	14
Total liabilities disposed	438
Sale of VEON Wholesale Services B.V.
On March 7, 2025, VEON signed a SPA for the sale of its 100% stake in VEON Wholesale Services B.V. ("VWS") to H & Suliman Consulting LLC for consideration of US$3. Completion of the sale of VEON's stake in VWS, which is held by VEON Amsterdam B.V. (an indirect subsidiary of the Company), was subject to conditions specified in the SPA and on April 2, 2025, control of VWS was transferred to H & Suliman Consulting LLC and the Company recorded a loss on sale of subsidiary of US$5.
SIGNIFICANT TRANSACTIONS IN 2024 AND 2023
Sale of TNS+ in Kazakhstan
On May 28, 2024 VEON announced that it signed a share purchase agreement ("TNS+ SPA") for the sale of its 49% stake in Kazakh wholesale telecommunications infrastructure services provider, TNS Plus LLP ("TNS+"), included within the Kazakhstan operating segment, to its joint venture partner, the DAR group of companies for total deferred consideration of US$138. As a result of this anticipated transaction and assessment that control of TNS+ will be transferred, as from the date of the TNS+ SPA signing, the Company classified its TNS+ operations as held for sale and thereafter, the Company no longer accounted for depreciation and amortization for TNS+ operations. The closing of the transaction was subject to customary regulatory approvals in Kazakhstan which were subsequently obtained. Accordingly, the sale was completed on September 30, 2024, and the Company recognized a US$66 gain on disposal of TNS+, which includes the recycling of currency translation reserve in the amount of US$44. In November 2024, the Company has received US$38 of the total deferred consideration and the remaining US$100 received in February 2025.
The following table shows the assets and liabilities disposed of as the sale completion date, September 30, 2024:

September 30, 2024
Non-current assets
Property and equipment	47
Intangible assets	1
Deferred tax assets	2
Other non-current assets	1

Current assets
Trade and other receivables	32
Other current assets	2
Cash and cash equivalents	2

Total assets disposed	87

Non-current liabilities
Debt and Derivatives	7
Other non-current liabilities	8

Current liabilities
Trade and other payables	12
Other non-financial liabilities	10
Total liabilities disposed	37
The following table shows the results for the disposal of TNS+ that are accounted for in these financial statements as of December 31, 2024:

2024
Deferred consideration to be settled in cash	138
Carrying amount of net assets at disposal	(50)
Gain on sale before reclassification of foreign currency translation reserve and non-controlling interests	88
Derecognition of non-controlling interest	22
Reclassification of foreign currency translation reserve	(44)
Gain on disposal of TNS+	66
* Net assets include US$2 relating to cash and cash equivalents at disposal.
Agreement between Banglalink and Summit regarding the sale of its Bangladesh tower assets
On November 15, 2023, VEON announced that its wholly owned subsidiary, Banglalink, entered into an Asset Sale and Purchase Agreement (“APA”) and Master Tower Agreement (“MTA”), to sell a portion of its tower portfolio (2012 towers, nearly one-third of Banglalink's infrastructure portfolio) in Bangladesh to the buyer, Summit, for BDT 11 billion (US$97). The closing of the transaction was subject to regulatory approval which was received on December 21, 2023. Subsequently, the deal closed on December 31, 2023. Under the terms of the deal, Banglalink entered into a long-term lease agreement with Summit under which Banglalink will lease space upon the sold towers for a period of 12-years, with up to seven optional renewal periods of 10 years each. The lease agreement became effective upon the closing of the sale.
As of November 15, 2023, the Bangladesh towers were classified as assets held for sale. Following the classification as disposal group held-for-sale, the Company did not account for depreciation and amortization expenses of the Bangladesh tower assets. As a result of the closing of the sale on December 31, 2023, control of the towers was transferred to Summit and Banglalink recognized the purchase consideration of
BDT 11 billion (US$97) net of cost of disposals containing legal, regulatory and investment bankers costs amounting BDT 855 million (US$8). The consideration was receivable as of December 31, 2023, and payment was subsequently received in January 2024 upon the final completion date under the terms of the APA. As a result of applying sale and leaseback accounting principles to the lease agreement under the terms of the deal, Banglalink recognized a gain on sale of assets of BDT 4 billion (US$34), right-of-use assets of BDT 550 million (US$5) representing the proportional fair value of assets (towers) retained with respect to the book value of assets (towers) sold amounting to BDT 950 million (US$9) and lease liabilities of BDT 6 billion (US$52) based on a twelve years lease term, which are at market rates. Additional right-of-use assets and lease liabilities of BDT 4 billion (US$40) were recognized for total right-of-use assets of BDT 5 billion (US$45) and total lease liabilities of BDT 10 billion (US$92).
Significant movements in exchange rates
An increase in demand for hard currencies, in part due to the ongoing war in Ukraine (refer to Note 17—Other non-operating gain/(loss) of these consolidated financial statements) and other macroeconomic conditions, resulted in the devaluation of exchange rates in the countries in which VEON operates, particularly in Pakistan and Russia. While the UAH to US$ foreign exchange rate have been relatively stable during 2023 given the ongoing circumstances in Ukraine, there is a continued risk of a significant Ukrainian hryvnia (“UAH”) to US$ depreciation. This risk has been partially mitigated by investment of excess cash in US$ denominated domestic Ukrainian sovereign bonds. Refer to Note 20—Financial risk management of these consolidated financial statements for further details on foreign currency risk and Note 19—Cash and cash equivalents of these consolidated financial statements for further details on the Ukrainian sovereign bonds. As such, in the year ended December 31, 2023, the book value of assets and liabilities of our foreign operations, in U.S. dollar terms, decreased significantly, with a corresponding loss of US$ 598 recorded against the foreign currency translation reserve in the consolidated statement of comprehensive income.